                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1998, (98-4), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 16, 1998 to August 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of August, 1998.

                                        GREEN TREE FINANCIAL CORP.


                                        BY: /s/ Phyllis A. Knight
                                            --------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
             PASS-THROUGH CERTIFICATES, SERIES 1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 9/01/98

                                                                                   Total $        Per $1,000
                                                                                    Amount         Original
                                                                                --------------   ------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                           9,531,389.78
                                                                                --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                                --------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                           9,531,389.78
                                                                                --------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                --------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.68%)                                         5.6800%
                                                                                --------------
          b. Class A-1 Interest                                                      65,898.49     3.07936869
                                                                                --------------   ------------

          c. Class A-2 Remittance Rate (6.00%)                                           6.00%
                                                                                --------------
          d. Class A-2 Interest                                                     130,000.00     5.00000000
                                                                                --------------   ------------

          e. Class A-3 Remittance Rate (5.98%)                                           5.98%
                                                                                --------------
          f. Class A-3 Interest                                                     308,966.67     4.98333339
                                                                                --------------   ------------

          g. Class A-4 Remittance Rate (6.09%)                                           6.09%
                                                                                --------------
          h. Class A-4 Interest                                                     137,025.00     5.07500000
                                                                                --------------   ------------

          i. Class A-5 Remittance Rate (6.18%)                                           6.18%
                                                                                --------------
          j. Class A-5 Interest                                                     558,260.00     5.15000000
                                                                                --------------   ------------

          k. Class A-6 Remittance Rate 6.53%, (unless
              the Weighted Average Contract Rate is
              less than 6.53%)                                                           6.53%
                                                                                --------------
          l. Class A-6 Interest                                                     395,609.17     5.44166671
                                                                                --------------   ------------

          m. Class A-7 Remittance Rate 6.87%, (unless
              the Weighted Average Contract Rate is
              less than 6.87%)                                                           6.87%
                                                                                --------------
          n. Class A-7 Interest                                                     601,125.00     5.72500000
                                                                                --------------   ------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                            0.00              0
                                                                                --------------   ------------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                            0.00              0
                                                                                --------------   ------------

B.   Principal
     (5)  Formula Principal Distribution  Amount                                  5,756,858.42            N/A
                                                                                --------------   ------------
          a. Scheduled Principal                                                    571,557.67            N/A
                                                                                --------------   ------------
          b. Principal Prepayments                                                2,399,680.48            N/A
                                                                                --------------   ------------
          c. Liquidated Contracts                                                         0.00            N/A
                                                                                --------------   ------------
          d. Repurchases                                                          3,112,636.17            N/A
                                                                                --------------   ------------
          e. Current Month Advanced Principal                                       766,468.12            N/A
                                                                                --------------   ------------
          f. Prior Month Advanced Principal                                      (1,093,484.02)           N/A
                                                                                --------------   ------------

     (6)  Pool Scheduled Principal Balance                                      488,011,903.35
                                                                                --------------

    (6b)  Adjusted Pool Principal Balance                                       487,245,435.23   974.49087046
                                                                                --------------   ------------
    (6c)  Pool Factor                                                               0.97449087
                                                                                --------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
             PASS-THROUGH CERTIFICATES, SERIES 1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 2


                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 9/01/98



     (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                        0.00
                                                                                --------------

     (8) Class A Percentage for such Remittance Date                                    91.38%
                                                                                --------------

     (9) Class A Percentage for the following Remittance Date                           91.28%
                                                                                --------------

    (10) Class A Principal Distribution:
        a. Class A-1                                                              5,756,858.42   269.01207570
                                                                                --------------   ------------
        b. Class A-2                                                                      0.00     0.00000000
                                                                                --------------   ------------
        c. Class A-3                                                                      0.00     0.00000000
                                                                                --------------   ------------
        d. Class A-4                                                                      0.00     0.00000000
                                                                                --------------   ------------
        e. Class A-5                                                                      0.00     0.00000000
                                                                                --------------   ------------
        g. Class A-6                                                                      0.00     0.00000000
                                                                                --------------   ------------
        h. Class A-7                                                                      0.00     0.00000000
                                                                                --------------   ------------

    (11)  Class A-1 Principal Balance                                             8,645,435.23   403.99230047
                                                                                --------------   ------------
   (11a)  Class A-1 Pool Factor                                                     0.40399230
                                                                                --------------

    (12)  Class A-2 Principal Balance                                            26,000,000.00   1000.0000000
                                                                                --------------   ------------
   (12a)  Class A-2 Pool Factor                                                     1.00000000
                                                                                --------------

    (13)  Class A-3 Principal Balance                                            62,000,000.00   1000.0000000
                                                                                --------------   ------------
   (13a)  Class A-3 Pool Factor                                                     1.00000000
                                                                                --------------

    (14)  Class A-4 Principal Balance                                            27,000,000.00   1000.0000000
                                                                                --------------   ------------
   (14a)  Class A-4 Pool Factor                                                     1.00000000
                                                                                --------------

    (15)  Class A-5 Principal Balance                                           108,400,000.00   1000.0000000
                                                                                --------------   ------------
   (15a)  Class A-5 Pool Factor                                                     1.00000000
                                                                                --------------

    (16)  Class A-6 Principal Balance                                            72,700,000.00   1000.0000000
                                                                                --------------   ------------
   (16a)  Class A-6 Pool Factor                                                     1.00000000
                                                                                --------------

    (17)  Class A-7 Principal Balance                                           105,000,000.00   1000.0000000
                                                                               ---------------   ------------
   (17a)  Class A-7 Pool Factor                                                     1.00000000
                                                                               ---------------

    (17)  Unpaid Class A Principal Shortfall
              (if any)following current Remittance Date                                   0.00
                                                                                --------------


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18)  31-59 days                                                              2,073,906.11             60
                                                                                --------------   ------------

    (19)  60 days or more                                                           328,946.73             10
                                                                                --------------   ------------

    (20)  Current Month Repossessions                                                34,622.97              1
                                                                                --------------   ------------

    (21)  Repossession Inventory                                                     34,622.97              1
                                                                                --------------   ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
             PASS-THROUGH CERTIFICATES, SERIES 1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 3

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 9/01/98


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

       (a) Sixty - Day Delinquency Ratio for current Remittance Date                      0.07%
                                                                                --------------

       (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 4.0%)                                                           0.03%
                                                                                --------------

(23) Average Thirty - Day Delinquency Ratio  Test

       (a) Thirty - Day Delinquency Ratio for current Remittance Date                     0.50%
                                                                                --------------

       (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 6.0%)                                                           0.17%
                                                                                --------------

(24) Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from June 1, 2002 to May 31, 2003,
           6.5% from June 1, 2003 to May 31, 2004; 8.5%  from                            0.00%
           June 1, 2004 to May 31, 2005 and 9.5% thereafter)                    --------------

(25) Current Realized Losses Test

       (a) Current Realized Losses for current Remittance Date                            0.00
                                                                                --------------

       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances
           for third preceding Remittance and for current Remittance
           Date; may not exceed 2.5%)                                                    0.00%
                                                                                --------------

(26) Class M-1 Principal Balance Test

       (a) The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date
           is greater than 23.25%                                                       15.72%
                                                                                --------------

(27) Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date is
           greater than $10,000,000.00                                                    0.00
                                                                                --------------

       (b) Class B Principal Balance (before distributions on current
           Remittance Date) divided by pool Scheduled Principal Balance
           as of preceding Remittance Date is equal to or greater than 12.75%.           8.62%
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                   PASS-THROUGH CERTIFICATES, SERIES 1998-4
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 4

                                                  CUSIP NO.#393505-F84, F72, F80
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 9/01/98

                                                                                   Total $        Per $1,000
                                                                                   Amount          Original
                                                                                --------------   ------------
CLASS M-1 CERTIFICATES
----------------------
(28) Amount available( including Monthly Servicing Fee)                           1,577,647.03
                                                                                --------------
A.   Interest
     (29)  Aggregate  interest

        (a) Class M-1 Remittance Rate 6.83%, unless the
        Weighted Average Contract Rate is less than 6.83%)                               6.83%
                                                                                --------------

        (b) Class M-1 Interest                                                      199,208.33     5.69166657
                                                                                --------------   ------------

        (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                --------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                         0.00
                                                                                --------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                          0.00
                                                                                --------------

     (32)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                           0.00              0
                                                                                --------------   ------------

     (33)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                           0.00              0
                                                                                --------------   ------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                                         0.00            N/A
                                                                                --------------   ------------
         a. Scheduled Principal                                                           0.00            N/A
                                                                                --------------   ------------
         b. Principal Prepayments                                                         0.00            N/A
                                                                                --------------   ------------
         c. Liquidated Contracts                                                          0.00            N/A
                                                                                --------------   ------------
         d. Repurchases                                                                   0.00            N/A
                                                                                --------------   ------------

     (35)  Class M-1 Principal Balance                                           35,000,000.00  1000.00000000
                                                                                --------------  -------------
    (35a)  Class M-1 Pool Factor                                                    1.00000000
                                                                                --------------

     (36)  Class M-1 Percentage for such Remittance Date                                  0.00%
                                                                                --------------

     (37)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                           0.00     0.00000000
                                                                                --------------   ------------
         b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                    0.00
                                                                                --------------

     (38)  Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                  0.00
                                                                                --------------

     (39)  Class M-1 Percentage for the following Remittance Date                         0.00%
                                                                                --------------

     (40)  Class M-1 Liquidation Loss Interest
        (a) Class M-1 Liquidation Loss Amount                                             0.00
                                                                                --------------

        (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                           0.00
                                                                                --------------

        (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                            0.00
                                                                                --------------

        (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                                    0.00
                                                                                --------------

        (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                       0.00
                                                                                --------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98

                                                 CUSIP NO. #393505-F64, F72, F80
                                                         REMITTANCE DATE 9/01/98

CLASS BI CERTIFICATES
---------------------
                                                                                   Total $        Per $1,000
                                                                                    Amount         Original
                                                                                --------------   ------------
(1) Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                    1,378,438.70
                                                                                --------------

(2) Class B-1 Adjusted Principal Balance                                                  0.00
                                                                                --------------

(3) Class B-1 Remittance Rate  (7.26%
      unless Weighted Average Contract Rate
      is below 7.26%)                                                                     7.26%
                                                                                --------------

(4) Interest on Class B-1 Adjusted Principal Balance                                      0.00
                                                                                --------------

(3) Aggregate Class B1 Interest                                                     136,125.00     6.05000000
                                                                                --------------   ------------

(4) Amount applied to Unpaid
       Class B1 Interest Shortfall                                                        0.00           0.00
                                                                                --------------   ------------

(5) Remaining Unpaid Class B1
        Interest Shortfall                                                                0.00           0.00
                                                                                --------------   ------------

(6) Amount applied to Class B-1
     Interest Deficiency Amount                                                           0.00
                                                                                --------------

(7) Remaining Unpaid Class B-1
     Interest Deficiency Amount                                                           0.00
                                                                                --------------

(8) Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                            0.00
                                                                                --------------

(8a) Class B Percentage for such Remittance Date                                          0.00
                                                                                --------------

(9) Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                               0.00     0.00000000
                                                                                --------------   ------------

(10a) Class B1 Principal Shortfall                                                        0.00
                                                                                --------------

(10b) Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                --------------

(11) Class B Principal Balance                                                   42,500,000.00
                                                                                --------------

(12) Class B1 Principal Balance                                                  22,500,000.00
                                                                                --------------
(12a) Class B1 Pool Factor                                                         1.00000000
                                                                                --------------

(13) Class B-1 Liquidation Loss Interest
     (a) Class B-1 Liquidation Loss Amount                                                0.00
                                                                                --------------

     (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                --------------

     (c) Remaining Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                --------------

     (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                                --------------

     (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Aug-98
                                     PAGE 2


                                                 CUSIP NO. #393505-F64, F72, F80
                                                         REMITTANCE DATE 9/01/98

                                                                                    Total $       Per $1,000
CLASS B2 CERTIFICATES                                                               Amount         Original
---------------------                                                           --------------   ------------

      (14) Remaining Amount Available                                             1,242,313.70

                                                                                --------------
      (15) Class B-2 Remittance Rate ( 8.11%
               unless Weighted Average Contract
               Rate is less than 8.11%)                                                  8.11%
                                                                                --------------

      (16) Aggregate Class B2 Interest                                              135,166.67     6.75833350
                                                                                --------------   ------------

      (17) Amount applied to Unpaid
             Class B2 Interest Shortfall                                                  0.00           0.00
                                                                                --------------   ------------

      (18) Remaining Unpaid Class B2
              Interest Shortfall                                                          0.00           0.00
                                                                                --------------   ------------

      (19) Unpaid Class B2 Principal Shortfall
            (if any) following prior Remittance Date                                      0.00
                                                                                --------------

      (20) Class B2 Principal Liquidation Loss Amount                                     0.00
                                                                                --------------

      (21) Class B2 Principal (zero until class B1
           paid down: thereafter, Class B Percentage
           of formula Principal Distribution Amount)                                      0.00     0.00000000
                                                                                --------------   ------------

      (22) Guarantee Payment                                                              0.00
                                                                                --------------

      (23) Class B2 Principal Balance                                            20,000,000.00
                                                                                --------------
      (23a) Class B2 Pool Factor                                                    1.00000000
                                                                                --------------

      (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or
           Green Tree Financial Servicing Corporation is not the
           Servicer; deducted from funds remaining after payment of
           Class A Distribution Amount, Class M-1 Distribution Amount,
           Class B-1 Distribution Amount and Class B-2  Distribution
           Amount, if the Company or Green Tree Financial Servicing Corp.           205,873.24
           is the Servicer)                                                     --------------

      (25) Class B-3I Guarantee Fee                                                 901,273.79
                                                                                --------------

      (26) Class B-3I Distribution Amount                                                 0.00
                                                                                --------------

      (27) Class B-3I Formula Distribution Amount (all Excess
               Interest plus Unpaid Class B-3I Shortfall)                                 0.00
                                                                                --------------

      (28) Class B-3I Distribution Amount (remaining Amount Available)                    0.00
                                                                                --------------

      (29) Class B-3I Shortfall (26-27)                                                   0.00
                                                                                --------------

      (30) Unpaid Class B-3I Shortfall                                                    0.00
                                                                                --------------

      (31) Class M-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                --------------

      (32) Class B-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                --------------

      (33) Repossessed Contracts                                                     34,622.97
                                                                                --------------
      (34) Repossessed Contracts Remaining in Inventory                              34,622.97
                                                                                --------------

      (35) Weighted Average Contract Rate                                              9.57132
                                                                                --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.